EXHIBIT 23


                      Rosenberg Rich Baker Berman & Company
                                380 Foothill Road
                          Bridgewater, New Jersey 08807



                          Independent Auditors' Consent


We hereby consent to the use on Form 10-K of our report dated November 20, 1997, relating to the consolidated financial statements of Finca Consulting, Inc. and Subsidiaries, and to the reference to our firm under the caption "Experts".



/s/Rosenberg Rich Baker Berman & Company


Bridgewater, New Jersey
December 23, 1997